Exhibit 21

SUBSIDIARIES OF AMETEK, INC.

AS OF DECEMBER 31, 2014

Name of Subsidiary and name under which it does business	State or other jurisdiction of incorporation or organization	Percentage of voting securities owned by its immediate parent*
Advanced Measurement Technology, Inc.	Delaware	100%
Sunpower, Inc.	Delaware	100%
AIP/MPM Funding, Inc.	Delaware	100%
AIP/MPM Holdings, Inc.	Delaware	100%
Micro-Poise Measurement Systems, LLC	Delaware	100%
Micro-Poise Measurement Systems U.K. Ltd.	United Kingdom	100%
Micro-Poise Measurement Systems Netherlands B.V.	Netherlands	100%
Micro-Poise Measurement Systems Europe GmbH	Germany	100%
QM China Holding Inc.	Delaware	100%
Micro-Poise Industrial Equipment (Beijing) Ltd.	China	100%
AMETEK (Bermuda), Ltd.	Bermuda	100%
AMETEK Canada, LLC	Delaware	100%
AMETEK Canada 1 ULC	Canada	100%
AMETEK Canada 2 ULC	Canada	100%
AMETEK Creaform Financing, L.P.	Delaware	99.90%
AMETEK Financing Canada Limited Partnership	Canada	99.90%
AMETEK Creaform Inc.	Canada	100%
AMETEK Canada 3 ULC	Canada	100%
AMETEK Canada Limited Partnership	Canada	99.90%
Creaform Inc.	Canada	100%
Creaform Shanghai Ltd.	China	100%
Creaform Japan K.K.	Japan	100%
Creaform France S.A.S.	France	100%
AMETEK Receivables Corp.	Delaware	100%
AMETEK Thermal Systems, Inc.	Delaware	100%
Chandler Instruments Company, L.L.C.	Texas	100%
Grabner Instruments Messtechnik GmbH	Austria	56%
Petrolab, L.L.C.	Delaware	100%
CS Holdings Co., Inc.	Delaware	100%
CS Intermediate Holdings Co., Inc.	Delaware	100%
Controls Southeast, Inc.	North Carolina	100%
EDAX, Inc.	Delaware	100%
AMETEK B.V.	Netherlands	100%
EMA Corp.	Delaware	100%
Amekai (BVI), Ltd.	British Virgin Islands	50%
AMETEK Aerospace & Power Holdings, Inc.	Delaware	100%
AMETEK Advanced Industries, Inc.	Delaware	100%
AMETEK Aircraft Parts & Accessories, Inc.	Delaware	100%
AMETEK Ameron, LLC	Delaware	100%
AMETEK HSA, Inc.	Delaware	100%
Drake Air, Inc.	Oklahoma	100%
Elgar Holdings, Inc.	Delaware	100%
AMETEK Programmable Power, Inc.	Delaware	100%
Powervar, Inc.	Illinois	100%
Powervar Canada Inc.	Canada	100%
Powervar Limited	United Kingdom	100%
Powervar Deutschland GmbH	Germany	100%
Powervar Mexico S.A. de C.V.	Mexico	99.9%
Southern Aero Partners, Inc.	Oklahoma	100%
AMETEK CPR RUSSIA, Inc.	Delaware	100%
AMETEK EMG Holdings, Inc.	Delaware	100%

Name of Subsidiary and name under which it does business	State or other jurisdiction of incorporation or organization	Percentage of voting securities owned by its immediate parent*
Avicenna Technology, Inc.	Minnesota	100%
Coining, Inc.	Delaware	100%
SPM (M) SDN. BHD	Malaysia	100%
SPM Tape & Reel Industries (M) SDN.BHD	Malaysia	100%
Semiconductor Materials SARL	Morocco	100%
Dunkermotoren USA Inc.	Delaware	100%
Hamilton Precision Metals, Inc.	Delaware	100%
Hamilton Precision Metals of Delaware, Inc.	Delaware	100%
HCC Industries, Inc.	Delaware	100%
AMETEK Ceramics, Inc.	Delaware	100%
Glasseal Products, Inc.	New Jersey	100%
Sealtron, Inc.	Delaware	100%
HCC Aegis, Inc.	Delaware	100%
HCC Industries International	California	100%
HCC Machining Company, Inc.	Delaware	100%
Hermetic Seal Corporation	Delaware	100%
KBA Enterprises, Inc.	Delaware	100%
Reading Alloys, Inc.	Pennsylvania	100%
RAI Enterprises, Inc.	Delaware	100%
SCPH Holdings, Inc.	Delaware	100%
AMETEK SCP, Inc.	Rhode Island	100%
AMETEK SCP (Barrow) Limited	United Kingdom	100%
Technical Services for Electronics, Inc.	Minnesota	100%
AMETEK Grundbesitz GmbH	Germany	100%
AMETEK Haydon Kerk, Inc.	Delaware	100%
Tritex Corporation	Delaware	100%
Haydon Linear Motors (Changzhou) Co., Ltd.	China	100%
Haydon Kerk Motion Solutions, Inc.	Massachusetts	100%
AMETEK International C.V.	Netherlands	89%
AMETEK Holdings B.V.	Netherlands	100%
AMETEK Denmark A/S	Denmark	100%
AMETEK European Holdings GmbH	Germany	100%
AMETEK Italia S.r.l.	Italy	100%
AMETEK Holdings de Mexico, S. de R.L.	Mexico	50%
AMETEK Latin America Holding Company S.à r.l.	Luxembourg	100%
AMETEK Mexico Holding Company, LLC	Delaware	100%
AMETEK Lamb Motores de Mexico,S.deR.L. de C.V.	Mexico	99.99%
AMETEK Do Brasil Ltda	Brazil	99%
AMETEK Europe L.L.C.	Delaware	100%
AMETEK UK Limited Partnership	United Kingdom	99.998%
AMETEK European Holdings Limited	United Kingdom	100%
AMETEK Elektromotory, s.r.o.	Czech Republic	99.97%
AMETEK Singapore Private Ltd.	Singapore	100%
Amekai Singapore Private Ltd.	Singapore	50%
Amekai Meter (Xiamen) Co., Ltd.	China	100%
Amekai Taiwan Co., Ltd.	Taiwan	50%
AMETEK Commercial Enterprise Shanghai	China	100%
AMETEK Engineered Materials Sdn. Bhd.	Malaysia	100%
AMETEK Instruments India Private Ltd.	India	100%
AMETEK Motors Asia Pte., Ltd.	Singapore	100%
AMETEK Industrial Technology (Shanghai) Co., Ltd.	China	100%
EMA Holdings UK Limited	United Kingdom	100%
AMETEK Aerospace & Defense Grp UK Ltd.	United Kingdom	100%
AEM Limited	United Kingdom	100%
AMETEK Airtechnology Group Ltd.	United Kingdom	100%
Airtechnology Pension Trustees Ltd.	United Kingdom	100%

Name of Subsidiary and name under which it does business	State or other jurisdiction of incorporation or organization	Percentage of voting securities owned by its immediate parent*
Muirhead Aerospace Ltd.	United Kingdom	100%
AMETEK GmbH	Germany	72.44%
AMETEK Nordic AB	Sweden	100%
Creaform Deutschland GmbH	Germany	100%
AMETEK Instruments Group UK Limited	United Kingdom	100%
AMETEK Precision Instruments (UK) Ltd.	United Kingdom	100%
Lloyd Instruments Ltd.	United Kingdom	100%
Taylor Hobson Ltd.	United Kingdom	100%
Taylor Hobson Trustees Limited	United Kingdom	100%
Solartron Metrology Ltd.	United Kingdom	100%
AMETEK Kabushiki Kaisha	Japan	100%
OOO “AMETEK”	Russia	99%
AMETEK Russia (UK) Ltd.	United Kingdom	100%
AMETEK S.A.S.	France	79.4%
AMETEK S.r.l.	Italy	100%
EMA Finance 1 LLC	Delaware	100%
EMA Finance 2 LLC	Delaware	100%
Land Instruments International Ltd.	United Kingdom	100%
AMETEK Material Analysis Holdings GmbH	Germany	100%
AMETEK Holdings SARL	France	74%
Antavia SAS	France	100%
CAMECA SAS	France	100%
AMETEK Korea Co., Ltd.	Korea	100%
CAMECA Instruments, Inc.	New York	100%
CAMECA Taiwan Corp. Ltd.	Taiwan	100%
CAMECA GmbH	Germany	100%
Direl Holding GmbH	Germany	100%
Direl GmbH	Germany	100%
Dunkermotoren GmbH	Germany	100%
Dunkermotoren Linear Systems Ltd.	United Kingdom	100%
Dunkermotoren Subotica d.o.o.	Serbia	100%
Dunkermotoren Taicang Co., Ltd.	China	100%
Dunkermotoren Italia s.r.l.	Italy	100%
Dunkermotoren France SAS	France	100%
Luphos GmbH	Germany	100%
RETE Holding GmbH	Switzerland	100%
EM Test (Switzerland) GmbH	Switzerland	100%
EM Test GmbH	Germany	100%
Teseq Holding AG	Switzerland	100%
Teseq AG	Switzerland	100%
Teseq GmbH	Germany	100%
Teseq S.A.R.L.	France	100%
Teseq Pte. Ltd.	Singapore	100%
Teseq Company Ltd.	China	100%
Teseq (Taiwan) Ltd.	Taiwan	100%
Teseq, Inc.	New Jersey	100%
Teseq USA Holding, Inc.	Delaware	100%
Instruments for Industry, Inc.	New York	100%
Teseq Limited	United Kingdom	100%
Frameflair Limited	United Kingdom	100%
Milmega Limited	United Kingdom	100%
SPECTRO Analytical Instruments GmbH	Germany	100%
SPECTRO Analytical Instruments (Asia-Pacific) Ltd.	Hong Kong	100%

Name of Subsidiary and name under which it does business	State or other jurisdiction of incorporation or organization	Percentage of voting securities owned by its immediate parent*
SPECTRO Analytical Instruments, Inc.	Delaware	100%
SPECTRO Analytical Instruments (Pty). Ltd.	South Africa	100%
SPECTRO Analytical UK Limited	United Kingdom	100%
Taylor Hobson, Inc.	Delaware	100%
EMA MX, LLC	Delaware	100%
AMETEK PIP Holdings, Inc.	Delaware	100%
AMETEK Land, Inc.	Delaware	100%
AMETEK Precitech, Inc.	Delaware	100%
Creaform USA, Inc.	Delaware	100%
Crystal Engineering Corporation	California	100%
NewAge Testing Instruments, Inc.	Pennsylvania	100%
Patriot Sensors & Controls Corporation	Delaware	100%
Reichert, Inc.	Delaware	100%
SSH Non-Destructive Testing, Inc.	Delaware	100%
Amptek, Inc.	Delaware	100%
Technical Manufacturing Corporation	Massachusetts	100%
VTI Holdings, Inc.	Delaware	100%
VXI Acquisition, Inc.	Delaware	100%
VTI Instruments Corporation	California	100%
VTI Instruments Limited	United Kingdom	100%
VTI Instruments Private Limited	India	99.999%
VTI Integrated Systems Private Limited	India	74%
AMETEK VIS-K, Inc.	Delaware	100%
Atlas Material Holdings Corporation	Delaware	100%
Atlas Material Testing Technology L.L.C.	Delaware	100%
Atlas Netherlands AcquisitionCo Coöperatief U.A.	Netherlands	99.99%
Atlas Material Testing Technology GmbH	Germany	100%
Atlas Material Testing Technology BV	Netherlands	100%
Atlas Material Testing Technology (India) Private Limited	India	100%
Atlas Material Testing Technology Limited	United Kingdom	100%
EMA Holdings, Inc.	Delaware	100%
MCG Acquisition Corporation	Minnesota	100%
TPM Russia, Inc.	Delaware	100%
Zygo Corporation	Delaware	100%
Six Brookside Drive Corporation	Connecticut	100%
Zemetrics, Inc.	Delaware	100%
Zygo Canada Inc.	Canada	100%
Zygo Germany GmbH	Germany	100%
ZygoLOT GmbH	Germany	100%
Zygo Kabushiki Kaisha	Japan	100%
Zygo Pte Ltd.	Singapore	100%
ZygoLamda Metrology Instrument (Shanghai) Co., Ltd.	China	66%
Zygo Richmond Corporation	Delaware	100%
Zygo Taiwan Co., Ltd.	Taiwan	100%
O’Brien Superior Holding Co., Inc.	Delaware	100%
O’Brien Holding Co., Inc.	Delaware	100%
OBCORP LLC	Missouri	100%
OBCORP International LLC	Missouri	100%
O’Brien BVBA	Belgium	99.9%
CARDINALUHP LLC	Missouri	100%
Universal Analyzers Inc.	Nevada	100%
Barben Analyzer Technology, LLC	Nevada	100%
Rotron Incorporated	New York	100%
AMETEK Technical & Industrial Products, Inc.	Minnesota	51.9%

Name of Subsidiary and name under which it does business	State or other jurisdiction of incorporation or organization	Percentage of voting securities owned by its immediate parent*
Seiko EG&G Co. Ltd.	Japan	49%
Solidstate Controls, LLC	Delaware	100%
HDR Power Systems, LLC	Delaware	100%
Solidstate Controls, Inc. de Argentina S.R.L.	Argentina	90%
Solidstate Controls Mexico, S.A. de C.V.	Mexico	99.9%
Vision Research, Inc.	Delaware	100%
Vision Research Europe B.V.	Netherlands	100%
Vision Research Limited	United Kingdom	100%
Vision Research srl	Romania	100%

*	Exclusive of directors’ qualifying shares and shares held by nominees as required by the laws of the jurisdiction of incorporation.